                           INVESTMENT LETTER AGREEMENT
                           ---------------------------


     THIS INVESTMENT LETTER AGREEMENT dated as of the 28th day of February, 1997, by and between, SERVICE SYSTEMS INTERNATIONAL, LTD., a Nevada corporation (CORPORATION), and L. L. ALENTEJANO, the stockholder whose name, address and number of shares acquired appears at the signature line of this Agreement ("STOCKHOLDER").

                                   WITNESSETH:

     WHEREAS, STOCKHOLDER wishes to acquire capital stock of the CORPORATION (THE "SECURITIES") in a transaction not involving a public offering as that term is used in Section 4(2) of the Securities Act of 1933, as amended, ("THE ACT").

     WHEREAS, CORPORATION desires to prevent any further transfer of the SECURITIES in violation of the ACT and to inform STOCKHOLDER as to the circumstances under which STOCKHOLDER is required to take and hold the SECURITIES and the limitations upon their resale.

     NOW, THEREFORE, in consideration of the mutual promises and representations contained herein, it is agreed as follows:

     1.   [REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER]
     STOCKHOLDER hereby represents and warrants to CORPORATION that now and at all times after the SECURITIES are issued and delivered to STOCKHOLDER, that STOCKHOLDER is acquiring the Securities for investment only and does not intend to sell, hypothecate, give or otherwise dispose of the SECURITIES or any interest therein, and acknowledges that this representation and induced to enter into and perform its obligations under this Investment Letter Agreement.

     2.   [OBLIGATIONS OF STOCKHOLDER]
     STOCKHOLDER agrees not to sell, hypothecate, give or otherwise dispose of the SECURITIES or any interest therein, unless:
          2.1 There is then in effect a registration statement under the ACT with respect to the SECURITIES and the distribution; or
          2.2  The disposition is made in compliance with Rule 144 of the ACT;
          or
          2.3 Counsel for the CORPORATION is of the opinion that registration under the ACT or compliance with Rule 144 is not required in connection with the proposed disposition.

     3.        [CONDITIONS PRECEDENT TO DISPOSITION UNDER RULE 144]
          3.1 The conditions and warranties of STOCKHOLDER in 1 above shall have been accurate.
          3.2 CORPORATION shall have received notice of STOCKHOLDER'S intention to dispose of the SECURITIES thirty (30) days before the proposed disposition.
          3.3 CORPORATION shall have received an opinion of counsel for STOCKHOLDER addressed to CORPORATION and dated the day of the disposition of the SECURITIES to the effect that such disposition is in compliance with Rule 144. In giving this opinion, counsel may assume that the requirements in paragraph "c" of Rule 144 regarding the availability of public information have been met.
          3.4 CORPORATION shall have received an affidavit from STOCKHOLDER dated the day of the disposition of the SECURITIES to the effect:
               3.4.1 STOCKHOLDER has been sole beneficial and legal owner of the SECURITIES for a period of at least two (2) years from the date STOCKHOLDER received the SECURITIES.
               3.4.2 That the total amount of the SECURITIES STOCKHOLDER intends to dispose of the CORPORATION does not exceed one percent (1%) of the then outstanding securities of the CORPORATION.
               3.4.3 That the sale will be a broker's transaction as defined by Rule 144 (f) and (g).
               3.4.4 That notice of the requirements of Rule 144 (h) have been met.
               3.4.5 That he has a bona fide intention to sell the SECURITIES immediately upon the Issuer's permission being granted.

     4.   [CONDITIONS PRECEDENT TO OTHER DISPOSITION THAN PROVIDED BY RULE 144]
          4.1 It is understood that STOCKHOLDER may be permitted a disposition of the SECURITIES in a privately negotiated transaction not involving an underwriter, broker, or a public offering.
          4.2 It is agreed that in such a transaction, the transferee shall be required to execute an Investment Letter Agreement restricting the further disposition of the Securities.

     5.   [CERTAIN UNDERSTANDINGS, ETC.]
          5.1  OTHER AGREEMENTS SUPERSEDED;
               WAIVER OF MODIFICATION, ETC.
          This Investment Letter Agreement supersedes all prior agreements or understandings written or oral relating to the resale of the SECURITIES herein. This Agreement shall inure to the benefit of and be binding upon the assigns and successors of the STOCKHOLDER.

          5.2  RESTRICTIVE LEGEND
          STOCKHOLDER understands a legend giving notice of the restrictions of the disposition of the SECURITIES imposed by this Investment Letter Agreement shall appear on the stock certificate.
          5.3  REPURCHASE OF SECURITIES
          STOCKHOLDER agrees to wait at least thirty (30) days before repurchasing any SECURITIES which have been sold pursuant to Rule 144.
          5.4  CHANGES IN RULE 144
          Any amendments to or interpretations of Rule 144 which are adopted after the execution of this Investment Letter Agreement which are more liberal or more restrictive shall be given effect as modifications hereof.

     IN WITNESS WHEREOF, the CORPORATION and the STOCKHOLDER have executed this Investment Letter Agreement as of the day and year first above written.



                                        SERVICE SYSTEMS INTERNATIONAL, LTD.

                                        By  /s/ Ken Fielding
                                           -------------------------------------
                                                (Hereunto Duly Authorized)


                                        STOCKHOLDER

                                        By  L. L. ALENTEJANO

                                        ADDRESS:  14285 Grosvenor Rd
                                                 -------------------------------
                                                  Surrey BC V3R 5H3
                                                 -------------------------------

                                        SIGNATURE:  /s/ L. L. Alentejano
                                                   -----------------------------


SHARES:     5,629

CONSIDERATION:     25,000       SHARES UV SYSTEMS TECHNOLOGY, INC.
                ---------------